NYLIM FUNDS TRUST

NYLIM Epoch International Choice Fund

(the “Fund”)

Supplement dated October 8, 2026 (“Supplement”) to the Prospectus dated February 28, 2026, as supplemented, and Statement of Additional Information (“SAI”) dated February 28, 2026, as amended August 28, 2026

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

Important Notice Regarding Changes to Name and Investment Policies

Effective immediately:

1.  Name Change. The name of the Fund is changed to NYLIM Candriam International Core Equity Fund.

2.  Fees and Expenses of the Fund. The table in the section entitled “Fees and Expenses of the Fund” in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

 Fees and Expenses of the Fund

	Class A	Investor Class	Class C	Class I	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None¹	None¹	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund’s average daily net assets)²	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.50%
Other Expenses	0.15%	0.65%	0.65%	0.15%	0.21%
Total Annual Fund Operating Expenses	1.10%	1.60%	2.35%	0.85%	1.41%
Waivers / Reimbursements³,⁴	0.00%	(0.18)%	(0.19)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements³,⁴	1.10%	1.42%	2.16%	0.85%	1.41%

1. No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. Restated to reflect current management fees. The management fee is as follows: 0.70% on assets up to $5 billion; 0.675% on assets from $5 billion to $7.5 billion; and 0.65% on assets over $7.5 billion.

3. New York Life Investment Management LLC (“New York Life Investment Management”) has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, Trustee expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.85% of its average daily net assets. This agreement will remain in effect until February 28, 2028, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or, at any time, upon approval of the Board of Trustees of the Fund.

4. New York Life Investment Management has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2027, and thereafter shall renew automatically for one-year terms unless New York Life Investment Management provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

3.  Example. The table in the section entitled “Example” in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Expenses After	Class A	Investor Class	Class C		Class I	SIMPLE Class
			Assuming no redemption	Assuming redemption at end of period
1 Year	$656	$637	$219	$319	$87	$144
3 Years	$880	$963	$715	$715	$271	$446
5 Years	$1,123	$1,311	$1,238	$1,238	$471	$771
10 Years	$1,816	$2,291	$2,484	$2,484	$1,049	$1,691

4.  Principal Investment Strategies. The section entitled “Principal Investment Strategies” in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

 Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer, and include equity related securities.

Candriam, the Fund’s subadvisor (the “Subadvisor”), seeks to achieve the Fund’s investment objective by investing in a portfolio of international securities. The Fund intends to invest at least 80% of its assets in equity securities or equity-related securities of foreign companies, including securities of emerging market country issuers. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg. The Fund’s Subadvisor defines emerging market countries as those countries that are included in the MSCI Emerging + Frontier Markets Index.

The Fund may also make use of derivative financial instruments for the purpose of hedging or exposure, such as futures, options, swaps, and forwards. To the extent that the Fund utilizes derivatives that provide investment exposure to the investments listed above or to one or more market risk factors associated with such investments, the notional value of such derivatives will be counted towards the Fund’s 80% investment policy.

Investment Process: The Subadvisor’s quantitative equity investment team evaluates every stock through a proprietary screening process using fundamental and financial market data to derive a range of quantitative factor signals, which may include, among others, Value, Quality, Growth, Sentiment and Volatility. In practice, that means the stock selection framework draws on metrics such as forward earnings yield, return on invested capital, expected earnings per share growth, earnings revisions and momentum, and stock-specific volatility. These signals are then translated into a single score through a proprietary framework that incorporates systematic factor risk, expected return, and correlations using Candriam's proprietary factor risk model, combining Candriam’s model insights with market information to build a balanced and consistent assessment.

The Subadvisor seeks positive returns across economic business cycles through stock selection and by maintaining a diversified portfolio, while maintaining a balanced and benchmark-aware exposure to countries and sectors.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may also sell or reduce a position in a security if it sees the investment thesis failing to materialize.

5.  Principal Risks. The section of the Prospectus entitled “Principal Risks” is revised as follows:

 a. The “Focused Portfolio Risk,” “Exchange-Traded Fund Risk,” and “Convertible Securities Risk” are deleted in their entirety.

 b. The “Portfolio Management Risk” is deleted in its entirety and replaced with the following:

 Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The quantitative screening performed by the Subadvisor, and the securities selected based on the screening, may not perform as expected. The quantitative screening may adversely affect the Fund’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Fund's performance will reflect, in part, the Subadvisor's ability to make active qualitative decisions.

 c. The following risk is added:

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. For example, if the Fund is the seller of credit protection in a credit default swap, the Fund effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying instrument, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. To the extent that the Fund writes or sells an option, if the decline in the value of the underlying instrument is significantly below the exercise price in the case of a written put option or increase above the exercise price in the case of a written call option, the Fund could experience a substantial loss. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund. Swaps may be subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Swap transactions tend to shift a Fund’s investment exposure from one type of investment to another and may entail the risk that a party will default on its payment obligations to the Fund. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Fund.

 In addition, the selection of “Derivatives Transactions Risk” for the Fund under the “More About Investment Strategies and Risks—Additional Information About Risks” section of the Prospectus is changed to an “X” reflecting a Principal Risk of the Fund.

6.  Past Performance. The following is inserted as the last paragraph of the section of the Prospectus entitled “Past Performance”:

 Effective October 8, 2026, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies.

-- End of Supplement Data --

7.  Subadvisor Change. References to Epoch Investment Partners, Inc. as Subadvisor to the Fund are replaced by Candriam, as appropriate.

8. Management. The section entitled “Management” in the Fund’s Prospectus is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Manager. Candriam serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date
Candriam	Dave Benichou CFA, Deputy Head of Quantitative Equity	Since October 2026
	Sébastien Jallet, Senior Analyst/Portfolio Manager	Since October 2026

9.  Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the reference to the Fund under “Epoch Investment Partners, Inc.” is deleted and the description of Candriam is amended to include reference to the Fund.

10. Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended as follows to include the biographies for Messrs. Benichou and Jallet:

Dave Benichou, CFA

Mr. Benichou has been deputy head of quantitative equity since 2024 and a Portfolio Manager/Senior Quantitative Analyst since 2017. He has over 20 years’ experience in systematic investment strategy management. Mr. Benichou holds a Master’s degree in Applied Mathematics, Statistics and Economics from NICE Sophia Antipolis University and a postgraduate degree in Banking & Finance from Pantheon-Sorbonne University. Mr. Benichou is also a CFA charterholder.

Sébastien Jallet

Mr. Jallet joined Candriam in 2011 and has been a quantitative analyst/portfolio manager since 2016. Before that, Mr. Jallet served as a junior quantitative manager and an investment engineer. Mr. Jallet has a University Certificate of Quantitative Methods of Finance from Université Libre de Bruxelles. He also has a postgraduate in Financial Management from Solvay and a Civil Engineer Mechanics from Faculté Polytechnique Mons.

 This section is also amended to remove the biographies of Glen Petraglia, Nikolay Petrakov and Wayne Lin and to remove reference to the Fund from the biography of William J. Booth.

11. Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Fund is expected to experience a high level of portfolio turnover. This Fund transition period may take a significant amount of time and result in the Fund holding large amounts of uninvested cash. As a result, there may be times when the Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Fund’s performance.

12. Portfolio Holdings Information. The name of the Fund is deleted from the fifth paragraph in the section of the Prospectus entitled “Portfolio Holdings Information.”

13. Operation as a Manager of Managers. In the section of the Prospectus entitled “Operation as a Manager of Managers,” the “X” in the row for the Fund under the “May Rely on Order Only For Unaffiliated Subadvisors” column is deleted and an “X” is inserted in the row for the Fund under the “May Rely on Order for Wholly-Owned Subadvisors and Unaffiliated Subadvisors and the Interpretive Relief for Affiliated Subadvisors” column.

14. Non-Fundamental Investment Policies Related to Fund Names. The section of the Statement of Additional Information entitled “Non-Fundamental Investment Policies Related to Fund Names” is revised to reflect the Fund’s adoption of the following non-fundamental “Names Rule” investment policy:

 To invest, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

REG-00158-10/26